UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

AFFINITY GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 7, 2012, Affinity Gaming, LLC (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with SPH Investment, LLC (“SPH”) in connection with SPH’s agreement to consent (if its consent is sought) if the Company seeks to convert from a limited liability company to a corporation, subject to the conditions set forth in the Registration Rights Agreement.  The equity securities held at any time by SPH or issued as a dividend or other distribution with respect to or in exchange for or in replacement of such equity securities are referred to as “Registrable Securities”, subject to certain conditions where such equity securities cease to be Registrable Securities.  Under the Registration Rights Agreement, SPH and its transferees have certain demand and piggyback registration rights relating to the resale of Registrable Securities pursuant to which the Company is required to use its reasonable best efforts to effect the registration of such Registrable Securities on the applicable form and is required to include such Registrable Securities in such registration or offering on the same terms and conditions as such other securities being registered, as applicable.

These registration rights are subject to conditions and limitations, including lock-up provisions, the total number of demand registrations that the Company is required to effect, the right of the managing underwriter or underwriters to limit the number of equity securities to be included in a registration and the Company’s right to delay a registration statement under specified circumstances.  The Company will generally pay all expenses relating to any demand and piggyback registration, except for any underwriter or brokers’ discounts or commissions, “roadshow” expenses and any expenses that a participating holder has agreed to pay pursuant to certain sections of the Registration Rights Agreement.  The Company also agreed to indemnify the holders of Registrable Securities with respect to certain liabilities under the securities laws in connection with registrations pursuant to the Registration Rights Agreement.

In addition, the Registration Rights Agreement further provides that at any time after October 1, 2012, a holder of Registrable Securities may require the Company to effect the listing of its equity securities on the NASDAQ Stock Market or the New York Stock Exchange by delivering a written request (the “Listing Demand Notice”) to the Company.  If and whenever the Company is required to effect the listing of its equity securities, the Company is required to use its reasonable best efforts to consummate the listing of its equity securities (including all Registrable Securities) on the NASDAQ Stock Market or the New York Stock Exchange within 365 days after receipt by the Company of the Listing Demand Notice.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The following documents are filed as exhibits to this Current Report on Form 8-K.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Registration Rights Agreement, dated February 7, 2012, by and among Affinity Gaming, LLC and SPH Investment, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GAMING, LLC

Date: February 13, 2012	By:	/s/ JOHN CHRISTOPHER KRABIEL
		Name:	John Christopher Krabiel
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Registration Rights Agreement, dated February 7, 2012, by and among Affinity Gaming, LLC and SPH Investment, LLC.